UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

BRIGHTLINE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40556	81-2958271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21745 Red Run Drive

Ashburn, VA 20147

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703)-594-7496

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BTLN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 23, 2026, Brightline Interactive, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with certain investors (the “Investors”) pursuant to which the Company agreed to sell an aggregate of 1,785,711 units (the “Units”) for $0.70 per Unit, with each Unit being comprised of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and one warrant (the “Warrant”) exercisable for one share of Common Stock at an exercise price of $2.00 per share (the “Offering”). The Company received gross proceeds of $1.25 million in connection with the Offering. The Company intends to use the net proceeds from the Offering to fund current and future growth initiatives and general working capital. The Purchase Agreements contain customary representations, warranties, covenants and indemnification obligations of the Company and the Investors. The closing of the Offering is anticipated to take place on September 25, 2026 (the “Closing”).

Subject to certain ownership limitations described in the Warrants, the Warrants have an exercise price of $2.00 per share of Common Stock (the “Exercise Price”) and are exercisable beginning on the date of issuance. The Warrants will expire five (5) years from the Closing. The Exercise Price of the Warrants will be subject to adjustment for stock dividends, stock splits, reverse splits and similar capital transactions as described in the Warrants, including the previously announced 8-for-1 stock split that will be effective on September 28, 2026. Following that split, the exercise price of the Warrants will be $16.00 for each post-split share. In the event of a fundamental transaction, as described in the Warrants, the holder thereof will have the right to receive as alternative consideration, for each share of Common Stock that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of Common Stock for which the Warrant is exercisable immediately prior to such event. A holder will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants.

If, at any time the Warrants are exercisable, the volume-weighted average price of the Common Stock on the Nasdaq Capital Market exceeds $3.00 (the “Call Price”) for five (5) consecutive trading days, the Company has the option to redeem the outstanding Warrants, subject to further conditions as described in the Warrants. The Call Price is subject to adjustment for stock dividends, stock splits, reverse splits and similar capital transactions as described in the Warrants, including the previously announced 8-for-1 stock split that will be effective on September 28, 2026. Following the split, the Call Price of the Warrants will be $24.00.

Pursuant to the terms of the Purchase Agreements, within 30 days of the Closing of the Offering, the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement to register the securities underlying the Units, including the shares of common stock issuable upon exercise of the Warrants and shall use its best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable.

The foregoing summary of the Warrants and Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the Form of Warrant and Form of Purchase Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 10.1, respectively.

Cautionary Note Regarding Forward-Looking Statements

This Report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Report can be identified by the use of forward-looking words or phrases such as “anticipated,” “intend,” “will,” “would” and “shall” or the negative of these words or other similar or comparable terms and phrases, although not all forward-looking statements contain these words. Any forward-looking statements in this Report are based upon the Company’s current plans and strategies and reflect the Company’s current assessment of the risks and uncertainties related to its business and are made as of the date of this Report. The Company assumes no obligation to update any forward-looking statements contained in this Report because of new information or future events, developments or circumstances. Such forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s actual results could differ materially from those expressed or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, uncertainties related to market conditions and the satisfaction of customary closing conditions related to the Offering and the Company’s expectations regarding the use of proceeds therefrom. This list is not exhaustive and other risks are detailed in the Company’s periodic reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K and the Company’s other filings with the Securities and Exchange Commission, which are available at www.sec.gov.

Item 3.02. Unregistered Sales of Equity Securities.

The offer and sale of the Units to the Investors is being completed in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

The information in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On September 24, 2026, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Warrant
10.1	Form of Securities Purchase Agreement, dated September 23, 2026 by and among the Company and the purchasers party thereto
99.1	Press Release, dated September 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTLINE INTERACTIVE, INC.

Date: September 24, 2026	/s/ Tyler Gates
	Name:	Tyler Gates
	Title:	President and Chief Executive Officer